UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2024

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-741-3677

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	CITEU	The Nasdaq Stock Market LLC

Class A Ordinary Share, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable Warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Existing Promissory Note

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 5, 2023, Cartica Acquisition Corp, a Cayman Islands exempted company (the “Company”) issued a promissory note (the “Working Capital Note”) to Cartica Acquisition Partners, LLC (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to $300,000 for working capital expenses. On February 16, 2024, the Working Capital Note was amended to increase the principal sum from up to $300,000 to up to $750,000 and on April 4, 2024, 2024, was further amended to increase the principal sum from $750,000 to $1,250,000. On June 24, 2024, the Working Capital Note was further amended to increase the principal sum from $1,250,000 to $1,750,000 (the “Third Amendment”). The Working Capital Note, as amended, bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination and (b) the date of the Company’s liquidation.

The Working Capital Note, as amended, was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 17, 2024, the Company received a written notice from the Hearing Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”) indicating it has granted the Company's request for continued listing on the Exchange and transfer of its securities to the Nasdaq Capital Market from the Nasdaq Global Market, subject to the obligation that, on or before June 28, 2024, the Company will demonstrate compliance with Listing Rule 5450(a)(2).

As previously reported, the Company originally received a determination from the Nasdaq Listing Qualifications Department (the “Staff”) on September 25, 2023, indicating that the Company did not comply with the requirement to maintain a minimum 400 public holders for continued listing on the Nasdaq Global Market as required by Nasdaq Listing Rule 5450(a)(2) (the “Minimum Total Holders Rule”). On April 16, 2024, the Company received a notice from the Staff indicating that the Company did not regain compliance with the Minimum Total Holders Rule during the maximum amount of time for the Company to regain such compliance pursuant to Nasdaq Listing Rule 5810(c)(2)(B)(i) and, therefore, would be subject to delisting from the Exchange. The Company timely requested a hearing to appeal the determination, and the hearing was held on May 23, 2024.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 3 to the Promissory Note issued to Cartica Acquisition Partners, LLC, dated June 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

Date: June 24, 2024	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer